Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Lazare Kaplan International Inc. (the “Company”) on Form 10-K for the fiscal year ended May 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, William H. Moryto, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 29, 2008
	By:	/s/ William H. Moryto

William H. Moryto Vice President and Chief Financial Officer